UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of Earliest Event Reported):
March 23, 2020

Inter Parfums, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	0-16469	13-3275609
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

551 Fifth Avenue, New York, New York 10176
(Address of Principal Executive Offices)

212. 983.2640
(Registrant’s Telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 280.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 280.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 280.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§280.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.001 par value per share	IPAR	The Nasdaq Stock Market

Item 7.01 Regulation FD Disclosure

Certain portions of our press release dated March 23, 2020, a copy of which is annexed hereto as Exhibit no. 99.1, are incorporated by reference herein, and are furnished pursuant to this Item 7.01 and Regulation FD. They are as follows:

●	Portions of the 2nd paragraph relating to our expectations after the health crisis has passed

●	Portions of the 3rd paragraph relating to minimizing fixed expenses and preserving cash flow

●	Portions of the 4th and 5th paragraphs relating anticipated future increased demand

●	Portions of the 5th paragraph relating to uncertainties resulting from the global health crisis and the concurrent business interruption, and hope for short term impact

●	Portions of the 6th paragraph relating to future revisiting of guidance after greater visibility

●	The 8th paragraph relating to forward looking statements

●	The balance of such press release not otherwise incorporated by reference in Item 8.01

Item 8.01 Other Matters

●	The 1st paragraph introducing the business update

●	Portions of the 2nd paragraph relating to the actions taken with regard to employees and business partners, compliance with governmental requirements in various territories and conservative financial tradition

●	Portions of the 3rd paragraph relating to 2020 historical balance sheet information

●	Portions of the 3rd paragraph confirming timely payment of next dividend on April 15, 2020

●	Portions of the 4th paragraph relating to sales in China and South Korea returning more to normal levels, maintaining reasonable levels of inventory and gearing up to fill distribution channels after the health crisis has passed, and gaining of local market data

●	The first sentence of the 5th paragraph relating to fundamental soundness of our company

●	The first sentence of the 6th paragraph relating to withdrawal of previously issued 2020 full year guidance due to uncertainties resulting from the global health crisis and the concurrent business interruption

Item 9.01 Financial Statements and Exhibits.

99.1	Our press release dated March 23, 2020

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused and authorized this report to be signed on its behalf by the undersigned.

Dated: March 24, 2020

Inter Parfums, Inc.

By:	/s/ Russell Greenberg
Russell Greenberg,
Executive Vice President
and Chief Financial Officer

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